Exhibit 99.1

Dakota Plains Comments on Nomination of Directors

WAYZATA, Minnesota, (March 18, 2016) — Dakota Plains Holdings, Inc. (“Dakota Plains”), (NYSE MKT: DAKP) today issued the following statement in response to Lone Star Value Management’s announcement of its nomination of five director candidates.

“The Board and management welcome stockholders’ constructive input and respect the right of stockholders to nominate directors. However, we are disappointed that Lone Star Value has decided to pursue a control proxy contest – offering no premium to stockholders and potentially triggering significant costs – at a time when the company is working successfully to manage operations in a severe oil price environment and is pursuing initiatives that can diversify the company’s business platform and create new sources of revenue.

“Lone Star Value’s criticisms ring hollow. The Board and management have completely reshaped the company and exited an extremely onerous and value-destroying joint venture structure and have protected value creation at its principal asset, the Pioneer Terminal. Lone Star Value also completely ignores the impact of the oil price collapse and the sweeping loss of value across the midstream market and MLPs. Indeed, just last year Lone Star Value demanded that the company convert to an MLP,(1) which would have been an unmitigated disaster for the company. Lone Star Value’s approach smacks of self-interest and either breathtaking ignorance or something worse – an effort to distract from performance issues across the entire Lone Star Value investment portfolio.(2)

“Moreover, after the Company appointed William DeRosa of Lone Star Value to the Board in 2014, Mr. DeRosa subsequently violated his fiduciary duties to all stockholders and committed unlawful acts by sharing material non-public information.(3) Mr DeRosa resigned from the Board because of this breach of fiduciary duty and will stand trial in court for his actions later this year. Dakota Plains stockholders would be well served by a careful and critical analysis of any nominee put forward by Lone Star Value given these questions of judgement and duty on the part of Mr. DeRosa.”

The Dakota Plains Board of Directors urges stockholders to take no action at this time and to wait until receiving the Company’s proxy materials, which we will be sending once the annual stockholder’s meeting has been scheduled.

(1)	http://www.prnewswire.com/news-releases/lone-star-value-issues-open-letter-to-the-board-of-dakota-plains-300009412.html
(2)	http://www.sec.gov/Archives/edgar/data/1589350/000092189516003309/xslForm13F_X01/infotable.xml
(3)	Copies of the complaint against Mr. William DeRosa are available by contacting Dakota Plains. For contact details, please see the end of this press release.

About Dakota Plains Holdings, Inc.

Dakota Plains Holdings, Inc. is an integrated midstream energy company operating the Pioneer Terminal transloading facility. The Pioneer Terminal is centrally located in Mountrail County, North Dakota, for Bakken and Three Forks development and production activity. For more information please visit the corporate website at: www.dakotaplains.com.

Important Additional Information

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website (www.dakotaplains.com) in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2015 Annual Meeting and its Annual Report on Form 10-K for the year ended December 31, 2015. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2016 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.dakotaplains.com, by writing to Dakota Plains Holdings, Inc., to the attention of the Corporate Secretary, 294 Grove Lane East, Wayzata, Minnesota 55391.

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Forward-Looking Statements

This written communication contains “forward-looking statements” within the meaning of the federal securities laws. Statements contained in this written communication that are not historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding plans and objectives of management for future operations or economic performance, or assumptions. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this written communication. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will prove to be correct. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These include risks relating to the effectiveness of the Rights Plan as a deterrent to transactions that might result in a change of control of the Company without a premium to stockholders, global economics or politics, the Company’s ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, financial performance and results, prices and demand for oil, the Company’s ability to make acquisitions on economically acceptable terms and other factors described from time to time in the Company’s periodic reports filed with the SEC that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. You should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this written communication. Therefore, you should consider these risk factors with caution and form your own critical and independent conclusions about the likely effect of these risk factors on our future performance.

For more information, please contact:

Company Contact	Investor and Media Contact
Tim Brady, CFO	Dan Gagnier, Sard Verbinnen
tbrady@dakotaplains.com	DGagnier@sardverb.com
Phone: 952.473.9950	Phone: 212.687.8080
www.dakotaplains.com	www.sardverb.com

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